Exhibit 23(c)

                                 CONSENT OF ENGINEER

               We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the registration statement on Form S-8 filed by MDU Resources Group, Inc. with the Securities and Exchange Commission (Registration No. 333-06103) of our report, dated May 9, 1994, which appears in the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.

                               WEIR INTERNATIONAL MINING CONSULTANTS


          July 13, 1998
          Des Plaines, Illinois